                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                  STATE STREET RESEARCH GOVERNMENT INCOME FUND
                STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND
                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

                 SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

                                  MARCH 1, 2000
                       (AS SUPPLEMENTED JANUARY 25, 2001)

     This Statement of Additional Information is divided into two sections. Section One contains information which is specific to each fund identified above. Section Two contains information which generally is shared by certain mutual funds of the State Street Research complex, including the funds specified above. The Statement of Additional Information is not a Prospectus. It should be read in conjunction with the current Prospectuses of each fund specified above, dated March 1, 2000.

     Financial statements for State Street Research Government Income Fund and State Street Research International Equity Fund, as of and for the most recently completed fiscal year are included in each Fund's Annual Report to Shareholders for that year and are listed below. Financial statements include the Fund's Accounting Policies, Portfolio Holdings, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Report of Independent Accountants. Such financial statements are hereby incorporated by reference from the Annual Reports listed below. Management's Discussion of Fund Performance for each of the Fund's latest fiscal year ended October 31, 1999 is also included in the Annual Report (Part 1, page 2; Part 2, pages 6-7).

     Financial statements for State Street Research Strategic Income Plus Fund, as of and for the most recently completed fiscal year are included in its Annual Report to Shareholders for that year and are listed below. Financial statements include the Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights and Report of Independent Accountants. Such financial statements are hereby incorporated by reference from the Annual Report listed below. Management's Discussion of Fund Performance for the Fund's latest fiscal year ended October 31, 1999 is also included in the Annual Report (page
15).

                                                                                                     EDGAR
ANNUAL REPORTS                                                FISCAL YEAR ENDED                 ACCESSION NUMBER
--------------                                                -----------------                 ----------------
State Street Research Government Income Fund                  October 31, 1999                0001005477-00-000023
State Street Research Strategic Income Plus Fund              October 31, 1999                0001005477-00-000023
State Street Research International Equity Fund               October 31, 1999                0001005477-00-000023

     Each Prospectus and shareholder report may be obtained without charge by calling 1-800-562-0032. Or, you may obtain copies from State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690.


Control Number: (exp0301) SSR-LD                                   SSR-1424-0101

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               -----
SECTION I....................................................................................................I, 1-1
        1.     STATE STREET RESEARCH GOVERNMENT INCOME FUND..................................................I, 1-1
               A.     The Fund...............................................................................I, 1-1
               B.     Investment Objective...................................................................I, 1-1
               C.     Fundamental and Nonfundamental Restrictions............................................I, 1-1
               D.     Restricted Securities..................................................................I, 1-5
               E.     Foreign Investments....................................................................I, 1-5
               F.     Industry Classifications...............................................................I, 1-6
               G.     Control Persons and Principal Holders of Securities....................................I, 1-7
               H.     Trustee Compensation...................................................................I, 1-9
               I.     Investment Advisory Fee................................................................I, 1-9
               J.     Portfolio Turnover....................................................................I, 1-10
               K.     Brokerage Commissions.................................................................I, 1-10
               L.     Sales Charges on Shares...............................................................I, 1-11
               M.     Rule 12b-1 Fees.......................................................................I, 1-11
               N.     Performance...........................................................................I, 1-13

        2.     STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND..............................................I, 2-1
               A.     The Fund...............................................................................I, 2-1
               B.     Investment Objective...................................................................I, 2-1
               C.     Fundamental and Nonfundamental Restrictions............................................I, 2-1
               D.     Restricted Securities..................................................................I, 2-4
               E.     Foreign Investments....................................................................I, 2-4
               F.     Industry Classifications...............................................................I, 2-4
               G.     Control Persons and Principal Holders of Securities....................................I, 2-6
               H.     Trustee Compensation...................................................................I, 2-8
               I.     Investment Advisory Fee................................................................I, 2-8
               J.     Portfolio Turnover.....................................................................I, 2-9
               K.     Brokerage Commissions..................................................................I, 2-9
               L.     Sales Charges on Shares...............................................................I, 2-10
               M.     Rule 12b-1 Fees.......................................................................I, 2-10
               N.     Performance...........................................................................I, 2-11


                                       (i)

        3.     STATE STREET RESEARCH INTERNATIONAL EQUITY FUND...............................................I, 3-1
               A.     The Fund...............................................................................I, 3-1
               B.     Investment Objective...................................................................I, 3-1
               C.     Fundamental and Nonfundamental Restrictions............................................I, 3-1
               D.     Restricted Securities..................................................................I, 3-4
               E.     Foreign Investments....................................................................I, 3-4
               F.     Industry Classifications...............................................................I, 3-4
               G.     Control Persons and Principal Holders of Securities....................................I, 3-6
               H.     Trustee Compensation...................................................................I, 3-8
               I.     Investment Advisory Fee................................................................I, 3-9
               J.     Portfolio Turnover.....................................................................I, 3-9
               K.     Brokerage Commissions.................................................................I, 3-10
               L.     Sales Charges on Shares...............................................................I, 3-10
               M.     Rule 12b-1 Fees.......................................................................I, 3-11
               N.     Performance...........................................................................I, 3-12


                                      (ii)

                                   DEFINITIONS


     Each of the following terms used in this Statement of Additional Information has the meaning set forth below.


"1940 ACT" means the Investment Company Act of 1940, as amended.

"DISTRIBUTOR" means State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690.

"INVESTMENT MANAGER" means State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690.

"METLIFE" means Metropolitan Life Insurance Company.

"NYSE" means the New York Stock Exchange, Inc.

"VOTE OF THE MAJORITY OF THE OUTSTANDING VOTING SECURITIES" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or
(ii) of more than 50% of the outstanding voting securities, whichever is less.


                                      (iii)

                                    SECTION I


1.   STATE STREET RESEARCH GOVERNMENT INCOME FUND

     The information in this part 1 of Section I relates only to State Street Research Government Income Fund (the "Government Income Fund" or "the Fund"). For information on other funds, see the Table of Contents.

     A.   THE FUND

     The Fund was organized in 1987 as a separate series of State Street Research Financial Trust, a Massachusetts business trust (the "Trust"). A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series:. State Street Research Government Income Fund, State Street Research Strategic Income Plus (formerly, State Street Research Strategic Portfolios: Conservative), State Street Research Strategic
Portfolios: Aggressive, State Street Research IntelliQuant Portfolios: Small-Cap Value, State Street Research International Equity Fund and State Street Research Health Sciences Fund.

     The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

     In addition to Class A, B(1), B, C and S shares described in the prospectus, the Fund may also offer Class J shares, covered by a separate prospectus, in Japan.

     B.   INVESTMENT OBJECTIVE

     The investment objective of State Street Research Government Income Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     C.   FUNDAMENTAL AND NONFUNDAMENTAL RESTRICTIONS

     The Government Income Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Government Income Fund. Restrictions that are not fundamental may be changed without a shareholder vote.


                                     I, 1-1

FUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Government Income's policy:

     (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

     (2) not to issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed (provided that reverse repurchase agreements shall be limited to 5% of the Fund's total assets);

     (3) not to underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations;

     (4) not to purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate;

     (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

     (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto)*;

     (7)  not to sell securities short*;

--------------------------
     * The Fund also follows certain other investment restrictions pursuant to the registration of Class J shares in Japan. Such restriction may be different from the restriction shown above. See the section entitled "Other Investment Standards Relating to Class J Shares" herein.


                                     I, 1-2

     (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

     (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industry of their parent companies, and (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements collateralized by U.S. Government securities) shall be excluded);

     (10) not to borrow money (through reverse repurchase agreements or otherwise) except for emergency purposes or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio accounts is determined to be inconvenient or disadvantageous, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets; (during the period in which any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Such purchases will be made only to the extent necessary to assure completion of the reverse repurchase agreement);*

     (11) not to purchase securities on margin other than in connection with the purchase of put options on financial futures contracts, but the Fund may obtain such short-term credits as are necessary for clearance of transactions; and

     (12) not to hypothecate, mortgage or pledge any of its assets except to secure permitted borrowings and then not in excess of 10% of such Fund's total assets, at the time of the borrowing [as a matter of interpretation which is not part of the fundamental policy, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or

--------------------------
     * The Fund also follows certain other investment restrictions pursuant to the registration of Class J shares in Japan. Such restriction may be different from the restriction shown above. See the section entitled "Other Investment Standards Relating to Class J Shares" herein.


                                     I, 1-3
          similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets].

NONFUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Government Income Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days)*; and

     (2) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

OTHER INVESTMENT STANDARDS RELATING TO THE OFFER OF CLASS J SHARES.

     For so long as Class J shares of the Fund are registered for sale in Japan and such standards are required by the Rules concerning Foreign Securities Transactions of the Japan Securities Dealers Association, the Fund has agreed to the following additional investment standards, applicable to the Fund's entire portfolio, which in some cases may be different from the fundamental and nonfundamental investment restrictions shown above.

     It is the Government Income Fund's policy:

     (1) not to borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets;

     (2) not to acquire more than 50% of the outstanding shares of any issuer together with other mutual funds managed by State Street Research & Management Company, provided this provision shall not apply to the fund's investment in shares of such other funds;

     (3) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (4) not to sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary


                                     I, 1-4
          agent, or paying agent, the distributors and the authorized agents or any of the directors, officers or employees or any of their major shareholders (meaning a shareholder who holds in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (i) at a price determined by current publicly available quotations, or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized money markets; and

     (5) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (for the purpose of restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin).

     D.   RESTRICTED SECURITIES

     It is the Fund's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     E.   FOREIGN INVESTMENTS

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 20% of its total assets.


                                     I, 1-5

     F.   INDUSTRY CLASSIFICATIONS

     In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages. A mutual fund is not deemed to be in any one industry itself, and the Fund may look through to the industry classifications of the portfolio of a mutual fund held in the Fund's own portfolio to determine the Fund's pro-rata investment in the industries reflected in the portfolio of such underlying mutual fund.



ASSET BACKED SECURITIES                      HIGH YIELD
Auto                                         Commingled Funds
Cards                                        High Yield
Dealer
Equipment                                    MORTGAGE
Home Equity                                  CMO
Manuf. Housing                               Commercial Loan
Other ABS                                    Pass Thru
Rate Reduction                               Project Loan
Recreation                                   Whole Loan

CORPORATE                                    MUNICIPAL
Financial                                    Escrowed to Maturity
Industrial                                   General Obligation Bonds
Utility                                      Notes
Yankee                                       Pre-Refunded Bonds
                                             Revenue Bonds
EMERGING MARKETS                             Variable Rate Daily
Asia
EAME                                         NON DOLLAR
Latin America                                Commingled Funds
                                             Dollar Bloc
GOVERNMENT                                   Euro Bloc - EMU In
Agency/GSE                                   Euro Bloc - EMU Out
Strip                                        Non Dollar
TIPS                                         Yen Bloc
Treasury


                                     I, 1-6

     G.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

TRUSTEES AND OFFICERS

     The Trustees and principal officers of State Street Research Financial Trust as a group owned less than 1% of the Government Income Fund's outstanding Class A shares and owned no shares of the Funds's outstanding Class B(1), Class B, Class C or Class S shares. All information is as of January 31, 2000.

OTHER PERSONS

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Government Income Fund's outstanding shares. Except as otherwise stated, the Government Income Fund believes that each named record holder does not have beneficial ownership of such shares. All information is as of January 31, 2000.

             CLASS                      SHAREHOLDER                     % OF CLASS
             -----                      -----------                     ----------
              A                     Merrill Lynch                          35.0
              B(1)                  Merrill Lynch                          11.18
              B                     Merrill Lynch                          19.24
              C                     Merrill Lynch                          48.47
              S                     Chase Manhattan                        31.98
                                    Mac & Co.                              23.61
                                    State Street Bank, Trustee             20.47
                                    Metropolitan Life                       8.62
                                    Turtle & Co.                            8.11

The full name and address of each of the above persons or entities are as follows:

     Merrill Lynch Pierce Fenner & Smith, Inc. (a)
     for the sole benefit of its customers
     4800 Deerlake Drive East
     Jacksonville, FL  32246

     Chase Manhattan Bank, N.A. (a)(c)
     Pension Plans in MetLife Savings
     4 New York Plaza
     New York, NY  10004

     Mac & Company (a)
     P.O. Box 3198
     Pittsburgh, PA  15230


                                     I, 1-7

     State Street Bank and Trust Company (a)(b)
     P.O. Box 351
     Boston, MA  02101

     Metropolitan Life Insurance Company
     303 Perimeter Center North, Suite 500
     Atlanta, GA  30346

     Turtle & Company (a)
     P.O. Box 9427
     Boston, MA  02209
-----------------------

(a) The Fund believes that each named record holder does not have beneficial ownership of such shares.
(b) State Street Bank and Trust Company holds such shares as custodian for various accounts.
(c) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders of that class.


                                     I, 1-8

     H.   TRUSTEE COMPENSATION

     The Trustees of State Street Research Financial Trust were compensated as follows:

                                                                    Total                 Total Compensation
                                                                Compensation                From All State
                                      Aggregate                   From All               Street Research Funds
                                    Compensation                State Street               and Metropolitan
                               From Government Income          Research Funds              Series Fund, Inc.
Name of Trustee                        Fund(a)               Paid to Trustees(b)         Paid to Trustees(c)
---------------         --------------------------------   ----------------------     ------------------------
Bruce R. Bond                    $           2,174         $            55,495         $               55,495
Steven A. Garban                 $           5,104         $            80,150         $              110,900
Malcolm T. Hopkins               $           4,704         $            72,700         $              103,450
Dean O. Morton                   $           5,104         $            81,150         $              108,900
Susan M. Phillips                $           4,704         $            57,150         $               57,150
Toby Rosenblatt                  $           4,504         $            67,900         $               67,900
Michael S. Scott Morton          $           5,304         $            85,250         $              113,000
Ralph F. Verni                   $               0         $                 0         $                    0
---------------

(a) For the Government Income Fund's fiscal year ended October 31, 1999. The Government Income Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager has served as sole investment adviser. The figure in this column is for the 12 months ended December 31, 1999.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. The figure is for the 12 months ended December 31, 1999.

     For more information on the Trustees and officers of State Street Research Financial Trust, see Section II, C of this Statement of Additional Information.

     I.   INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the Government Income Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Government Income Fund as determined at the close of regular trading on the NYSE on each day the NYSE is open for trading. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Government Income Fund.


                                     I, 1-9

     The percentage rate is 0.60% of the first $500 million of fund assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years were as follows:

                                                    Advisory
                                                    Fees Paid
                                                    ---------
     Fiscal year ended October 31, 1999 $        $  4,029,916
     Fiscal year ended October 31, 1998          $  4,226,796
     Fiscal year ended October 31, 1997 $        $  4,364,193

     For more information on the investment advisory arrangements, see Section II, D of this Statement of Additional Information.

     J.   PORTFOLIO TURNOVER

     The Government Income Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Government Income Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

                                              Portfolio Turnover Rates
                                              ------------------------
         Fiscal year ended October 31, 1999          213.70%
         Fiscal year ended October 31, 1998          160.89%

     The Investment Manager believes the portfolio turnover rate for the fiscal year ending October 31, 1999 was significantly higher than the previous year because of portfolio management steps taken to reposition the portfolio to dampen risk in light of significant changes in prevailing interest rates. Further repositioning was also undertaken to move into mortgage related securities, which appeared attractive, by liquidating holdings of U.S. Treasury obligations.

     For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.

     K.   BROKERAGE COMMISSIONS

     The Government Income Fund did not pay any brokerage commissions in secondary trading during the fiscal years ended October 31, 1999, 1998 and 1997.

     During and at the end of its most recent fiscal year, the Government Income Fund held the securities of no entity that might be deemed to be a regular broker-dealer of the Government Income Fund, as defined under the 1940 Act.


                                    I, 1-10

     For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

     L.   SALES CHARGES ON SHARES

FRONT-END SALES CHARGES (CLASS A)

                                                                                   Retained by Distributor
                                                                                    After Reallowance of
                                                     Total Sales Charges           Concessions to Dealers
                                                     -------------------           ----------------------
         Fiscal year ended October 31, 1999           $    1,171,319                $          170,378
         Fiscal year ended October 31, 1998           $      532,039                $           69,104
         Fiscal year ended October 31, 1997           $      403,481                $           50,558

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

                      Fiscal Year Ended                      Fiscal Year Ended                       Fiscal Year Ended
                      October 31, 1999                       October 31, 1998                        October 31, 1997
                     ------------------                     ------------------                      ------------------
                Contingent       Commissions          Contingent         Commissions          Contingent        Commissions
                 Deferred          Paid to             Deferred            Paid to             Deferred           Paid to
               Sales Charges       Dealers           Sales Charges         Dealers           Sales Charges        Dealers
               -------------     -----------         -------------      -------------        -------------     -------------
Class A          $       0       $ 1,000,941           $       0          $ 462,935             $       0        $ 352,923
Class B(1)*      $  45,012       $   448,373           $     N/A          $     N/A             $     N/A        $     N/A
Class B          $ 216,576       $   377,540           $ 201,962          $ 857,845             $ 287,730        $ 506,846
Class C          $   8,266       $   121,715           $     563          $ 100,800             $   3,988        $  46,920

--------------
*Class B(1) was introduced January 1, 1999.

     For more information about sales charges, see Section II, J of this Statement of Additional Information.

     M.   RULE 12B-1 FEES

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, and (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.


                                    I, 1-11

     Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payment are returnable to the Fund.

     Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan and none of the payments are returnable to the Fund.

     During the fiscal year ended October 31, 1999, the Government Income Fund paid fees under the distribution plan and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses.


                                    I, 1-12

                                                       Class A         Class B(1)          Class B        Class C
                                                       -------         ----------          -------        -------
Advertising                                       $           0       $     8,162    $       2,868      $     7,195

Printing and mailing of prospectuses to
  other than current shareholders                             0             1,582              426            1,344

Compensation to dealers                               1,263,984            66,076        1,045,046          253,123

Compensation to sales personnel                               0            19,446            6,252           16,848

Interest, carrying or other
  financing charges                                           0                 0                0                0

Other expenses: marketing; general                            0            19,719           34,698           16,179
                                                  -------------       -----------    -------------      -----------

Total Fees                                        $   1,263,984       $   114,985    $   1,200,341      $   294,687
                                                  =============       ===========    =============      ===========
Difference*                                                                          $     111,051

Unreimbursed expenses carried forward:
Amount                                                       --          $290,563    $   2,890,406   $    1,472,687
% of net assets at year end                                  --             0.05%            0.46%            0.23%

---------------
*Net fees result from the timing of expenditures and are used against expense carry forwards.

     For more information about Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.

     N.   PERFORMANCE

     All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Government Income Fund.

     Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully. Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.

STANDARD TOTAL RETURN

     The average annual total return ("standard total return") of each class of shares of the Government Income Fund was as follows:


                                    I, 1-13

                             Ten Years                       Five Years                       One Year
                               Ended                            Ended                           Ended
                         October 31, 1999                 October 31, 1999                October 31, 1999
                         ----------------                 ----------------                ----------------
    Class A                      7.09%                            6.46%                        -5.31%
    Class B(1)                   7.02%                            6.27%                        -6.47%
    Class B                      7.05%                            6.32%                        -6.25%
    Class C                      7.06%                            6.65%                        -2.51%
    Class S                      7.75%                            7.72%                        -0.60%

NONSTANDARD TOTAL RETURN

     The nonstandard total return of each class of shares of the Government Income Fund for the six months ended October 31, 1999, without taking sales charges into account, was as follows:

                               Class A                  -0.90%
                               Class B(1)               -1.36%
                               Class B                  -1.28%
                               Class C                  -1.20%
                               Class S                  -0.78%

YIELD

     The annualized yield of each class of shares of the Government Income Fund, based on the month of October 1999, was as follows:

                               Class A                   4.03%
                               Class B(1)                4.52%
                               Class B                   4.51%
                               Class C                   4.53%
                               Class S                   5.50%

DISTRIBUTION RATES

     The distribution rate of each class of shares of the Government Income Fund, based on the month of October 1999, was as follows:

                               Class A                   5.82%
                               Class B(1)                5.37%
                               Class B                   5.35%
                               Class C                   5.35%
                               Class S                   6.35%


                                    I, 1-14

     For more information about performance, see Section II, K of this Statement of Additional Information.


                                    I, 1-15

     2.   STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND

     The information in this part 2 of Section I relates only to State Street Research Strategic Income Plus Fund (the "Strategic Income Plus Fund" or "the Fund"). For information on other Funds, see the Table of Contents.

     A.   THE FUND

     The Fund was organized in 1994 as a separate series of State Street Research Financial Trust, a Massachusetts business trust (the "Trust"). A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Income Plus (formerly, State Street Research Strategic Portfolios: Conservative), State Street Research Strategic Portfolios:
Aggressive, State Street Research IntelliQuant Portfolios: Small-Cap Value, State Street Research International Equity Fund and State Street Research Health Sciences Fund.

     The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

     B.   INVESTMENT OBJECTIVE

     The investment objective of State Street Research Strategic Income Plus Fund is a fundamental policy and may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     C.   FUNDAMENTAL AND NONFUNDAMENTAL RESTRICTIONS

     The Strategic Income Plus Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Strategic Income Plus Fund. Restrictions that are not fundamental may be changed without a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The fundamental and nonfundamental policies of the Fund DO NOT apply to any matters involving the issuance of multiple classes of shares of the Fund or the creation of a structure allowing the Fund to invest substantially all of its assets in a related collective investment vehicle for similar funds or allowing the Fund to serve as such a collective investment vehicle for other similar funds, to the extent permitted by law and regulatory authorities.


                                     I, 2-1

     It is the Strategic Income Plus Fund's policy:

     (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer;

     (2) not to purchase a security of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund;

     (3) not to issue senior securities as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act and the rules thereunder or as permitted by an order of the Securities and Exchange Commission;

     (4) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

     (5) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

     (6) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in swap arrangements, currencies, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed an investment in commodities or commodities contracts;

     (7) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

     (8) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities may be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies may each be deemed in a separate industry, (b) oil and oil related companies may be divided by type so that, for example, oil production companies, oil service companies and refining and marketing


                                     I, 2-2
          companies may each be deemed in a separate industry, (c) finance companies may be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) may be excluded]; and

     (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Strategic Income Plus Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

     (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box";

     (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets); and

     (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.


                                     I, 2-3

     D.   RESTRICTED SECURITIES

     It is the Fund's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     E.   FOREIGN INVESTMENTS

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 25% of its total assets

     F.   INDUSTRY CLASSIFICATIONS

     In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages. A mutual fund is not deemed to be in any one industry itself, and the Fund may look through to the industry classifications of the portfolio of a mutual fund held in the Fund's own portfolio to determine the Fund's pro-rata investment in the industries reflected in the portfolio of such underlying mutual fund.


                                     I, 2-4

 EQUITY SECURITIES                      Insurance                               Multi-Sector Companies
     CLASSIFICATIONS:                   Miscellaneous Financial
AUTOS & TRANSPORTATION                  Real Estate Investment                  OTHER ENERGY
----------------------                    Trusts                                ------------
Air Transport                           Rental & Leasing                        Gas Pipelines
Auto Parts                                Services:  Commercial                 Miscellaneous Energy
Automobiles                             Securities Brokerage &                  Offshore Drilling
Miscellaneous                             Services                              Oil and Gas Producers
  Transportation                                                                Oil Well Equipment &
Railroad Equipment                      HEALTH CARE                                Services
Railroads                               -----------
Recreational Vehicles &                 Drugs & Biotechnology                   PRODUCER DURABLES
  Boats                                 Health Care Facilities                  -----------------
Tires & Rubber                          Health Care Services                    Aerospace
Truckers                                Hospital Supply                         Electrical Equipment &
                                        Service Miscellaneous                     Components
CONSUMER DISCRETIONARY                                                          Electronics:  Industrial
----------------------                  INTEGRATED OILS                         Homebuilding
Advertising Agencies                    ---------------                         Industrial Products
Casino/Gambling,                        Oil:  Integrated Domestic               Machine Tools
  Hotel/Motel                           Oil:  Integrated                        Machinery
Commercial Services                       International                         Miscellaneous Equipment
Communications, Media                                                           Miscellaneous Producer
  & Entertainment                       MATERIALS & PROCESSING                    Durables
Consumer Electronics                    ----------------------                  Office Furniture &
Consumer Products                       Agriculture                               Business Equipment
Consumer Services                       Building & Construction                 Pollution Control and
Household Furnishings                   Chemicals                                 Environmental Services
Leisure Time                            Containers & Packaging                  Production Technology
Photography                             Diversified Manufacturing                 Equipment
Printing & Publishing                   Engineering &                           Telecommunications
Restaurants                               Contracting Services                    Equipment
Retail                                  Fertilizers
Shoes                                   Forest Products                         TECHNOLOGY
Textile Apparel                         Gold & Precious Metals                  ----------
  Manufacturers                         Miscellaneous Materials &               Communications
Toys                                      Processing                              Technology
                                        Non-Ferrous Metals                      Computer Software
CONSUMER STAPLES                        Office Supplies                         Computer Technology
----------------                        Paper and Forest Products               Electronics
Beverages                               Real Estate &                           Electronics:  Semi-
Drug & Grocery Store                      Construction                            Conductors/Components
  Chains                                Steel                                   Miscellaneous Technology
Foods                                   Textile Products
Household Products                                                              UTILITIES
Tobacco                                 OTHER                                   ---------
                                        -----                                   Miscellaneous Utilities
FINANCIAL SERVICES                      Trust Certificates--                    Utilities:  Cable TV &
------------------                        Government Related                      Radio
Banks & Savings and                     Lending                                 Utilities:  Electrical
  Loans                                 Asset-backed--Mortgages                 Utilities:  Gas Distribution
Financial Data Processing               Asset-backed--Credit                    Utilities:
  Services & Systems                      Card Receivables                        Telecommunications
                                        Miscellaneous                           Utilities:  Water


                                     I, 2-5

FIXED INCOME SECURITIES CLASSIFICATIONS:

COLLATERALIZED MORTGAGE OBLIGATIONS     ASSET BACKED SECURITIES
-----------------------------------     -----------------------
Whole Loan                              Auto
Commercial Loan                         Auto Dealerships
Project Loan                            Credit Cards
                                        Equipment
CORPORATE                               Home Equity
---------                               Manufactured Housing
Industrial                              Recreational Vehicles
Utility                                 Rate Reduction
Financial                               Other
Yankee Bonds

     G.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

TRUSTEES AND OFFICERS

     The Trustees and principal officers of State Street Research Financial Trust as a group owned no shares of the Fund's outstanding Class A, Class B(1), Class B, Class C or Class S shares. All information is as of January 31, 2000.

OTHER PERSONS

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Strategic Income Plus Fund's outstanding shares. Except as otherwise stated, the Strategic Income Plus Fund believes that each named record holder does not have beneficial ownership of such shares. All information is as of January 31, 2000.

             CLASS                        SHAREHOLDER                           % OF CLASS
             -----                        -----------                           ----------
               A                    Metropolitan Life                              99.37
               B(1)                 Metropolitan Life                              99.97
               B                    Metropolitan Life                              99.97
               C                    Metropolitan Life                              99.97
               S                    Metropolitan Life                              79.28
                                    Chase Manhattan                                20.72

The full name and address of each of the above persons or entities are as follows:

     Metropolitan Life Insurance Company
     303 Perimeter Center, North Suite 500
     Atlanta, GA  30346


                                     I, 2-6

     Chase Manhattan Bank, N.A. (a)(b)
     Pension Plans in MetLife Savings
     4 New York Plaza
     New York, NY  10004

-----------------------

(a) The Fund believes that each named record holder does not have beneficial ownership of such shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan.


     Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders of that class.


                                     I, 2-7

     H.   TRUSTEE COMPENSATION

     The Trustees of State Street Research Financial Trust were compensated as follows:

                                                                    Total                 Total Compensation
                                      Aggregate                 Compensation                From All State
                                    Compensation                  From All               Street Research Funds
                                   From Strategic               State Street               and Metropolitan
                                     Income Plus               Research Funds              Series Fund, Inc.
Name of Trustee                        Fund(a)              Paid to Trustees (b)         Paid to Trustees (c)
---------------                   ----------------          --------------------         --------------------
Bruce R. Bond                       $        1,009            $         55,495            $            55,495
Steven A. Garban                    $        2,584            $         80,150            $           110,900
Malcolm T. Hopkins                  $        2,184            $         72,700            $           103,450
Dean O. Morton                      $        2,584            $         81,150            $           108,900
Susan M. Phillips                   $        1,909            $         57,150            $            57,150
Toby Rosenblatt                     $        2,184            $         67,900            $            67,900
Michael S. Scott Morton             $        2,784            $         85,250            $           113,000
Ralph F. Verni                      $            0            $              0            $                 0

---------------

(a) For the Strategic Income Plus Fund's fiscal year ended October 31, 1999. The Strategic Income Plus Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager has served as sole investment adviser. The figure in this column is for the 12 months ended December 31, 1999.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. The figure is for the 12 months ended December 31, 1999.

     For more information in the Trustees and officers of State Street Research Financial Trust, see Section II, C of this Statement of Additional Information.

     I.   INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the Strategic Income Plus Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Strategic Income Plus Fund as determined at the close of regular trading on the NYSE on each day the NYSE is open for trading. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Strategic Income Plus Fund.

         The annual percentage rate:                 0.60%.


                                     I, 2-8

                                                                             Fees Waived
                                               Advisory Fees Paid        or Expenses Assumed
                                               ------------------        -------------------
     Fiscal year ended October 31, 1999          $        215,818          $        132,124
     Fiscal Year ended October 31, 1998          $        223,748          $        152,851
     Fiscal Year ended October 31, 1997          $        213,881          $        172,748

     For more information on the investment advisory arrangements, see Section II, D of this Statement of Additional Information.

     J.   PORTFOLIO TURNOVER

     The Strategic Income Plus Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Strategic Income Plus Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

                                                 Portfolio Turnover Rates
                                                 ------------------------
     Fiscal year ended October 31, 1999                   209.77%
     Fiscal year ended October 31, 1998                   186.03%

     For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.

     K.   BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Strategic Income Plus in secondary trading were as follows:

     Fiscal year ended October 31, 1999          $        23,000
     Fiscal year ended October 31, 1998          $        29,000
     Fiscal year ended October 31, 1997          $        26,000

     During and at the end of its most recent fiscal year, the Strategic Income Plus Fund held the securities of the no entity that might be deemed to be a regular broker-dealer of the Strategic Income Plus Fund, as defined under the 1940 Act.

     For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.


                                     I, 2-9

     L.   SALES CHARGES ON SHARES

FRONT-END SALES CHARGES (CLASS A)

     The Distributor received no sales charges on Class A shares for the fiscal years ended October 31, 1999, 1998 or 1997. For the same periods, the Distributor reallowed no concessions to dealers.

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

     For the fiscal years ended October 31, 1999, 1998 and 1997, the Distributor received no contingent deferred sales charges upon redemption of Class A, Class B(1), Class B and Class C shares of the Fund and paid no initial commissions to securities dealers for sales of such shares.

     For more information about sales charges, see Section II, J of this Statement of Additional Information.

     M.   RULE 12b-1 FEES

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, and (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

     Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

     Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

     During the fiscal year ended October 31, 1999, the Strategic Income Plus Fund paid the fees under the Distribution Plans and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses.


                                    I, 2-10

                                                  Class A           Class B(1)        Class B          Class C
                                                  -------           ----------        -------          -------
Advertising                                    $         20       $        80      $         0     $         80

Printing and mailing of prospectuses to
  other than current shareholders                         4                16                0               16

Compensation to dealers                                   0                 0                0                0

Compensation to sales personnel                          45               180                0              180

Interest, carrying or other
   financial charges                                      0                 0                0                0

Other expenses: marketing; general                       40               161                0              161
                                               ------------       -----------      -----------     ------------

Total Fees                                     $        109       $       437      $       437     $        437
                                               ============       ===========      ===========     ============
Difference*                                                                        $      437*

Unreimbursed expenses carried forward:
Amount                                                   --            $7,697      $       423     $      7,697
% of net assets at year end                              --            0.008%          0.0004%           0.008%

---------------
*Net fees result from the timing of expenditures and are used against expense carry forwards.

     For more information about Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.

     N.   PERFORMANCE

     All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Strategic Income Plus Fund.

     Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully. Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.


                                    I, 2-11

STANDARD TOTAL RETURN
---------------------

     The average annual total return ("standard total return") of each class of shares of the Strategic Income Plus Fund was as follows:

                                 Commencement
                                 of Operations
                                 (May 16, 1994                      One Year                     Five Years
                                    through                           Ended                         Ended
                               October 31, 1999)                October 31, 1999              October 31, 1999
                               -----------------                ----------------              ----------------
         Class A                     8.27%                           -3.29%                         8.83%
         Class B(1)                  8.50%                           -2.87%                         9.01%
         Class B                     8.63%                           -2.87%                         9.01%
         Class C                     8.63%                            0.87%                         9.30%
         Class S                     9.72%                            2.84%                        10.40%

NONSTANDARD TOTAL RETURN
------------------------

     The nonstandard total return of each class of shares of the Strategic Income Plus Fund for the six months ended October 31, 1999, without taking sales charges into account, was as follows:

                               Class A                  -2.01%
                               Class B(1)               -2.41%
                               Class B                  -2.41%
                               Class C                  -2.41%
                               Class S                  -1.91%

YIELD
-----

      The annualized yield of each class of shares of the Strategic Income Plus Fund, based on the month of October 1999, was as follows:

                               Class A                   3.74%
                               Class B(1)                3.25%
                               Class B                   3.23%
                               Class C                   3.25%
                               Class S                   4.26%

DISTRIBUTION RATES
------------------

     The distribution rate of the Fund's Class S shares, based on the month-ended October 1999, was 3.96%.


                                    I, 2-12

     For more information about performance, see Section II, K of this Statement of Additional Information.


                                    I, 2-13

     3.   STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

     The information in this part 3 of Section I relates only to State Street Research International Equity Fund (the "International Equity Fund" or "the Fund"). For information on other Funds, see the Table of Contents.

     A.   THE FUND

     The Fund was organized in 1999 as a separate series of State Street Research Financial Trust, a Massachusetts business trust (the "Trust"). A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Income Plus (formerly, State Street Research Strategic Portfolios: Conservative), State Street Research Strategic Portfolios:
Aggressive, State Street Research IntelliQuant Portfolios: Small-Cap Value, State Street Research International Equity Fund and State Street Research Health Sciences Fund.

     The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

     Under the Trust's Master Trust Agreement, the Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval.

     B.   INVESTMENT OBJECTIVE *

     The investment objective of State Street Research International Equity Fund is a nonfundamental policy and may be changed without shareholder approval.

     C.   FUNDAMENTAL AND NONFUNDAMENTAL RESTRICTIONS

     The International Equity Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the International Equity Fund. Restrictions that are not fundamental may be changed without a shareholder vote.

-----------------------------------

* As supplemented January 25, 2001.


                                     I, 3-1

FUNDAMENTAL INVESTMENT RESTRICTIONS. *

     It is the International Equity Fund's policy:

     (1) not to borrow money or purchase securities on margin, provided, however, that this restriction shall not prohibit the Fund from (a) obtaining such short-term credits as are necessary for the clearance of portfolio transactions, (b) temporarily borrowing up to 5% of the value of the Fund's total assets for extraordinary or emergency purposes, such as for permitting redemption requests to be honored which might otherwise require the sale of securities at a time when it is not in the Fund's best interests or (c) purchasing securities on a "when-issued" or "forward commitment" basis. Collateral arrangements entered into by the Fund to make margin deposits in connection with futures contracts, including options on futures contracts, are not for these purposes deemed to be the purchase of a security on margin. The aggregate amount of obligations identified in (a), (b) and (c) above, when incurred, will not exceed one-third of the amount by which the Fund's total assets exceed its total liabilities (excluding the liabilities represented by such obligations). If at any time the Fund's obligations of such type exceed the foregoing limitation, such obligations will be promptly reduced to the extent necessary to comply with the limitation. The Fund will not issue senior securities, other than those which represent obligations under (a), (b) and (c). For purposes hereof, writing covered call and put options and entering into futures contracts and options thereon to the extent permitted by the investment policies described in the Prospectus shall not be deemed to involve the issuance of senior securities or borrowings;

     (2) not to engage in the underwriting of securities of other issuers, except to the extent that in selling portfolio securities, it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933;

     (3) not to purchase or sell real estate or real estate interests (except that the Fund may invest up to 10% of its total assets in: (i) readily marketable securities of issuers which deal in real estate or mortgages; and (ii) readily marketable securities which are secured by real estate or interests therein, and the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of such securities;

     (4) not to acquire securities for the purpose of exercising control over the management of any company or if such acquisition would thereupon cause more than 25% of the value of the Fund's total assets to consist of (1) securities

-----------------------------------

* Fundamental policies 1 through 7:  as supplemented January 25, 2001.


                                     I, 3-2

          (other than securities issued or guaranteed by the United States government, its agencies and instrumentalities) which, together with other securities of the same issuer, constitute more than 5% of the value of the Fund's total assets and (2) voting securities of issuers more than 10% of whose outstanding voting securities are owned by the Fund;

     (5) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry, as based on industry classifications as may be described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time;

     (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts; and

     (7) not to lend money directly to natural persons; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests directly from the issuer thereof or in the open market and may enter into repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities or other high quality securities.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is International Equity Fund's policy:

     (1) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;

     (2) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days;

     (3) not to make any short sale or participate on a joint or joint and several basis in any trading account in securities. The latter policy, however, does not prohibit combining orders for portfolio securities; and


                                     I, 3-3

     (4) not to engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

     D.   RESTRICTED SECURITIES

     It is the Fund's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     E.   FOREIGN INVESTMENTS

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs").

     F.   INDUSTRY CLASSIFICATIONS

     In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages. A mutual fund is not deemed to be in any one industry itself, and the Fund may look through to the industry classifications of the portfolio of a mutual fund held in the Fund's own portfolio to determine the Fund's pro-rata investment in the industries reflected in the portfolio of such underlying mutual fund.


                                     I, 3-4

Autos & Transportation             Real Estate Investment             Multi-Sector Companies
----------------------               Trusts
Air Transport                      Rental & Leasing                   Other Energy
Auto Parts                           Services:  Commercial            ------------
Automobiles                        Securities Brokerage &             Gas Pipelines
Miscellaneous                        Services                         Miscellaneous Energy
  Transportation                                                      Offshore Drilling
Railroad Equipment                 Health Care                        Oil and Gas Producers
Railroads                          -----------                        Oil Well Equipment &
Recreational Vehicles &            Drugs & Biotechnology                 Services
  Boats                            Health Care Facilities
Tires & Rubber                     Health Care Services               Producer Durables
Truckers                           Hospital Supply                    -----------------
                                   Service Miscellaneous              Aerospace
Consumer Discretionary                                                Electrical Equipment &
----------------------             Integrated Oils                      Components
Advertising Agencies               --------------                     Electronics:  Industrial
Casino/Gambling,                                                      Homebuilding
  Hotel/Motel                      Oil:  Integrated Domestic          Industrial Products
Commercial Services                Oil:  Integrated                   Machine Tools
Communications, Media                International                    Machinery
  & Entertainment                                                     Miscellaneous Equipment
Consumer Electronics               Materials & Processing             Miscellaneous Producer
Consumer Products                  ----------------------               Durables
Consumer Services                  Agriculture                        Office Furniture &
Household Furnishings              Building & Construction              Business Equipment
Leisure Time                       Chemicals                          Pollution Control and
Photography                        Containers & Packaging               Environmental Services
Printing & Publishing              Diversified Manufacturing          Production Technology
Restaurants                        Engineering &                        Equipment
Retail                               Contracting Services             Telecommunications
Shoes                              Fertilizers                          Equipment
Textile Apparel                    Forest Products
  Manufacturers                    Gold & Precious Metals             Technology
Toys                               Miscellaneous Materials &          ----------
                                     Processing                       Communications
Consumer Staples                   Non-Ferrous Metals                   Technology
----------------                   Office Supplies                    Computer Software
Beverages                          Paper and Forest Products          Computer Technology
Drug & Grocery Store               Real Estate &                      Electronics
  Chains                             Construction                     Electronics:  Semi-
Foods                              Steel                                Conductors/Components
Household Products                 Textile Products                   Miscellaneous Technology
Tobacco
                                   Other                              Utilities
Financial Services                 -----                              ---------
------------------                 Trust Certificates--               Miscellaneous Utilities
Banks & Savings and                  Government Related               Utilities:  Cable TV &
  Loans                            Lending                              Radio
Financial Data Processing          Asset-backed--Mortgages            Utilities:  Electrical
  Services & Systems               Asset-backed--Credit               Utilities:  Gas Distribution
Insurance                            Card Receivables                 Utilities:
Miscellaneous Financial            Miscellaneous                        Telecommunications
                                                                      Utilities:  Water


                                     I, 3-5

     G.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

TRUSTEES AND OFFICERS

     The Trustees and principal officers of State Street Research Financial Trust as a group owned approximately 1.9% of the International Equity Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B(1), Class B, Class C or Class S shares. All information is as of January 31, 2000.

OTHER PERSONS

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the International Equity Fund's outstanding shares. Except as otherwise stated, the International Equity Fund believes that each named record holder does not have beneficial ownership of such shares. All information is as of January 31, 2000.

             Class                           Shareholder                        % of Class
             -----                           -----------                        ----------
               A                    Supplemental Income Plan                       10.03
               B(1)                 Metropolitan Life                              16.45
               B                    Merrill Lynch                                  11.75
               C                    Merrill Lynch                                  28.50
                                    Prudential Securities                          14.53
               S                    Chase Manhattan                                52.32

The full name and address of each of the above persons or entities are as follows:

     Supplemental Income Plan (a)
     1400 Fashion Island Blvd.
     San Mateo, CA  94404

     Metropolitan Life Insurance Company
     4100 Bay Scout Blvd.
     Tampa, FL  33607

     Merrill Lynch Pierce Fenner & Smith, Inc. (b)
     for the sole benefit of its customers
     4800 Deerlake Drive East
     Jacksonville, FL  32246


                                     I, 3-6

     Prudential Securities, Inc. FBO (b)
     American National Bank & Trust Company
     as Trustee for Lincoln Group LP
     Northbrook, IL  60062

     Chase Manhattan Bank, N.A. (b)(c)
     Pension Plans in MetLife Savings
     4 New York Plaza
     New York, NY  10004

-----------------------

(a) Supplemental Income Plan holds such shares under certain employee benefit plans for underlying participants.

(b) The Fund believes that each named record holder does not have beneficial ownership of such shares.

(c) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan.

     Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders of that class.


                                     I, 3-7

     H.   TRUSTEE COMPENSATION

     The Trustees of State Street Research Financial Trust were compensated as follows:

                                                                    Total                 Total Compensation
                                                                Compensation                From All State
                                      Aggregate                   From All               Street Research Funds
                                    Compensation                State Street               and Metropolitan
                                    International              Research Funds              Series Fund, Inc.
Name of Trustee                    Equity Fund(a)           Paid to Trustees (b)         Paid to Trustees (c)
---------------                    --------------           --------------------         --------------------
Bruce R. Bond                    $             298         $            55,495         $               55,495
Steven A. Garban                 $           2,598         $            80,150         $              110,900
Malcolm T. Hopkins               $           2,198         $            72,700         $              103,450
Dean O. Morton                   $           2,598         $            81,150         $              108,900
Susan M. Phillips                $             298         $            57,150         $               57,150
Toby Rosenblatt                  $           2,198         $            67,900         $               67,900
Michael S. Scott Morton          $           2,798         $            85,250         $              113,000
Ralph F. Verni                   $               0         $                 0         $                    0

---------------

     (a) For the International Equity Fund's fiscal year ended October 31, 1999. The International Equity Fund does not provide any pension or retirement benefits for the Trustees.

     (b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager has served as sole investment adviser. The figure in this column is for the 12 months ended December 31, 1999.

     (c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. The figure is for the 12 months ended December 31, 1999.

     For more information on the Trustees and officers of State Street Research Financial Trust, see Section II, C of this Statement of Additional Information.


                                     I, 3-8

     I.   INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the International Equity Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the International Equity Fund as determined at the close of regular trading on the NYSE on each day the NYSE is open for trading. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the International Equity Fund.

     The annual percentage rate:                 0.95%.

                                                                              Fees Waived
                                                Advisory Fees Paid        or Expenses Assumed
                                                ------------------        -------------------
     Fiscal year ended October 31, 1999          $        505,018          $        224,693
     Fiscal year ended October 31, 1998          $        549,360          $        433,268
     Fiscal year ended October 31, 1997          $        701,440          $        335,089

     For more information on investment advisory arrangements, see Section II, D of this Statement of Additional Information.

     J.   PORTFOLIO TURNOVER

     The International Equity Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the International Equity Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

                                        Portfolio Turnover Rates
                                        ------------------------

     Fiscal year ended October 31, 1999           78.04%
     Fiscal year ended October 31, 1998          116.28%

     The Investment Manager believes the portfolio turnover rate for the fiscal year ending October 31, 1999 was significantly lower because of measures taken in the first part of the year to increase the Fund's weightings in Japanese stocks, among other portfolio transactions.

     For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.


                                     I, 3-9

     K.   BROKERAGE COMMISSIONS

     Brokerage commissions paid by the International Equity Fund in secondary trading were as follows:

     Fiscal year ended October 31, 1999          $        210,853
     Fiscal year ended October 31, 1998          $        409,066
     Fiscal year ended October 31, 1997          $        791,999

     During and at the end of its most recent fiscal year, the International Equity Fund held the securities of the no entity that might be deemed to be a regular broker-dealer of the International Equity Fund, as defined under the 1940 Act.

     For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

     L.   SALES CHARGES ON SHARES

FRONT-END SALES CHARGES (CLASS A)

                                                                                    Retained by Distributor
                                                                                     After Reallowance of
                                                        Total Sales Charges         Concessions to Dealers
                                                        -------------------         ----------------------
     Fiscal year ended October 31, 1999                   $      47,622                   $      5,862
     Fiscal year ended October 31, 1998                   $      38,180                   $      4,692
     Fiscal year ended October 31, 1997                   $      42,760                   $      6,794


                                    I, 3-10

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

                      Fiscal Year Ended                     Fiscal Year Ended                        Fiscal Year Ended
                      October 31, 1999                      October 31, 1998                         October 31, 1997
                     ------------------                    ------------------                       ------------------
               Contingent         Commissions        Contingent          Commissions          Contingent         Commissions
                Deferred            Paid to           Deferred             Paid to             Deferred            Paid to
              Sales Charges         Dealers        Sales Charges           Dealers           Sales Charges         Dealers
              -------------       -----------      --------------       -------------        -------------      -------------
Class A         $      0           $ 41,760           $      0            $ 33,488             $       0          $  35,966
Class B(1)*     $  1,619           $ 24,649           $    N/A            $    N/A             $     N/A          $     N/A
Class B         $ 47,332           $ 23,796           $ 63,293            $ 85,890             $ 117,824          $ 111,491
Class C         $     29           $ 26,356           $    206            $  2,746             $     619          $   4,843

--------------
*Class B(1) was introduced January 1, 1999.

     For more information on sales charges, see Section II, J of this Statement of Additional Information.

     M.   RULE 12b-1 FEES

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, and (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

     Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

     Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

     During the fiscal year ended October 31, 1999, the International Equity Fund paid fees under the Distribution Plan and fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses.


                                    I, 3-11

                                                  Class A           Class B(1)        Class B          Class C
                                                  -------           ----------        -------          -------
Advertising                                    $          0       $     1,346      $         0     $        408

Printing and mailing of prospectuses
  to other than current shareholders                      0               261                0               76

Compensation to dealers                              45,172             3,436          193,839           14,812

Compensation to sales personnel                           0             3,052                0              910

Interest, carrying or other financing                     0                 0                0                0
  charges

Other expenses: marketing; general                        0             2,812                0              824
                                               ------------       -----------      -----------     ------------

Total Fees                                     $     45,172       $    10,907      $   193,839     $     17,030
                                               ============       ===========      ===========     ============


Unreimbursed expenses carried forward:
Amount                                                   --       $    92,047     $   1,176,870    $    738,054
% of net assets at year end                              --             0.12%              1.5%           0.95%

     For more information in Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.

     N.   PERFORMANCE

     All calculations of performance data in this section reflect voluntary measurers, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the International Equity Fund.

     Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares. Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.


                                    I, 3-12

STANDARD TOTAL RETURN

     The average annual total return ("standard total return") of each class of shares of the Fund was as follows:

                          Commencement of                    Five Years                       One Year
                            Operations                          Ended                           Ended
                        to October 31, 1999               October 31, 1999                October 31, 1999
                        -------------------               ----------------                ----------------
    Class A                      8.50%                            3.44%                        19.72%
    Class B(1)                   8.76%                            3.57%                        21.30%
    Class B                      8.76%                            3.57%                        21.30%
    Class C                      8.74%                            3.90%                        25.17%
    Class S                      9.55%                            4.95%                        27.48%

NONSTANDARD TOTAL RETURN

     The nonstandard total return of each class of shares of the International Equity Fund for the six months ended October 31, 1999, without taking sales charges into account, was as follows:

                               Class A                  13.82%
                               Class B(1)               13.53%
                               Class B                  13.42%
                               Class C                  13.40%
                               Class S                  13.90%

     For more information about performance, see Section II, K of this Statement of Additional Information.


                                    I, 3-13

                       STATEMENT OF ADDITIONAL INFORMATION

                                   SECTION II

      This Section II contains general information applicable to the fund(s) identified on the cover page of this Statement of Additional Information. (If more than one Fund is identified, each is referred to as "the Fund.")

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
      A.   Additional Information Concerning Investment Restrictions,
           Certain Risks and Investment Techniques.........................II-1
      B.   Debt Instruments and Permitted Cash Investments................II-13
      C.   The Trusts, the Trustees and Officers and Fund Shares..........II-23
      D.   Investment Advisory Services...................................II-32
      E.   Purchase and Redemption of Shares..............................II-33
      F.   Shareholder Accounts...........................................II-40
      G.   Net Asset Value................................................II-45
      H.   Portfolio Transactions.........................................II-46
      I.   Certain Tax Matters............................................II-50
      J.   Distribution of Fund Shares....................................II-54
      K.   Calculation of Performance Data................................II-57
      L.   Custodian......................................................II-60
      M.   Independent Accountants........................................II-60
      N.   Financial Reports..............................................II-60

      A. Additional Information Concerning Investment Restrictions, Certain Risks and Investment Techniques

      The Fund follows certain fundamental and nonfundamental investment restrictions. The fundamental and nonfundamental investment restrictions for the Fund identified on the cover page of this Statement of Additional Information are included in Section I of this Statement of Additional Information.

      In addition, the Fund may invest in the following instruments, use the following investment techniques or be exposed to the following investment risks. Please note that not all of the instruments, techniques and risks described in this part apply uniformly to the Funds identified on the cover page of this Statement of Additional Information. The extent to which a Fund may engage in the following practices depends on its investment strategy. Some practices are more applicable to equity investments and would be used more by Funds with substantial equity portions. For example, American Depository Receipts ("ADRs") generally involve the stocks of foreign issuers and are used more by Funds which invest in foreign securities. Similarly, some practices are more applicable to debt securities and would be used more in Funds with substantial debt positions, for example, techniques to manage the interest rate volatility of bonds. However, since the Fund generally reserves the flexibility to invest to some degree in ways which are outside their primary focus, it is possible for the Fund to engage in all the described practices.

Derivatives

      The Fund may buy and sell certain types of derivatives, such as options futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Investment Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

      Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

      The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts.

      Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

      The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options.

      The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

      The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

      Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity.

      The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

      As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

      Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time.

Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Short Sales Against the Box

      The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Swap Arrangements

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below, although the Fund does not presently expect to invest more than 5% of its net assets in such items. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

      The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

Reverse Repurchase Agreements

      The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

      The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The custodian holding Fund assets will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

      The Fund may invest in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees for the Fund. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Mortgage-Related Securities

      The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of commercial or residential mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations or sponsored enterprises, and the securities may or may not be supported by the credit of such entities. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have a lower priority with respect to such payments on the mortgages in the pool. The Fund does not presently expect to invest in mortgage pool residuals.

      Mortgage-related securities also include stripped securities which have been divided into separate interest and principal components. Holders of the interest components of mortgage related securities will receive payments of the interest only on the current face amount of the mortgages and holders of the principal components will receive payments of the principal on the mortgages. "Interest only" securities are known as IOs; "principal only" securities are known as POs.

      In the case of mortgage-related securities, the possibility of prepayment of the underlying mortgages which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. When prepayments of mortgages occur during periods of declining interest rates, the Fund will have to reinvest the proceeds in instruments with lower effective interest rates.

      In the case of stripped securities, in periods of low interest rates and rapid mortgage prepayments, the value of IOs for mortgage-related securities can decrease significantly. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future. Stripped securities are extremely volatile in certain interest rate environments.

Asset-Backed Securities

      The Fund may invest in asset-backed, which are securities that represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution.

Foreign Investments

      The Fund may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

      ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

      ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges.

Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

      The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

      These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Currency Transactions

      The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days From the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Indexed Securities

      The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indications. These securities are generally short-to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Securities Lending

      The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

      The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

      The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

      The Fund may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of high-quality instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Other Investment Companies

      The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

      B.    Debt Instruments and Permitted Cash Investments

      The Fund may invest in the following long-term and short-term debt securities and money market instruments, except as provided below.

Managing Volatility

      In administering the Fund's investments, the Investment Manager attempts to manage the volatility of the Fund's portfolio of debt securities by managing the duration and weighted average maturity of those securities.

      Duration is an indicator of the expected volatility of a bond portfolio's net asset value in response to changes in interest rates. In calculating duration, the fund measures the average time required to receive all cash flows associated with those debt securities -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected From each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S.

government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

      The Investment Manager may use several methods to manage the duration of the Fund's portfolio of debt securities in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of a Fund's portfolio of debt securities, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

      Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's portfolio of debt securities, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more Fund price will vary in response to changes in interest rates.

U.S. Government and Related Securities

      U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

1. direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

2. obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

3. obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Foreign Government Debt

      The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. Each Fund may invest in foreign government securities of issuers considered stable by the Investment Manager, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Investment Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

Supranational Debt

      Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Examples of supranational entities include the World Bank, the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Foreign Currency Units

      The Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Sub-Investment Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

Synthetic Non-U.S. Money Market Positions

      Money market securities denominated in foreign currencies are permissible investments of the Fund. In addition to, or in lieu of direct investment in such securities, the Fund may construct a synthetic non-U.S. money market position by
(i) purchasing a money market instrument denominated in U.S. dollars and (ii) concurrently entering into a forward currency contract to deliver a corresponding amount of U.S. dollars in exchange for a foreign currency on a future date and a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar-denominated money market instruments, a synthetic money market position utilizing such U.S. dollar-denominated instruments may offer greater liquidity than direct investment in a money market instrument denominated in a foreign currency.

Bank Money Investments

      Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

      Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Lower Rated Debt Securities

      The Fund may invest in debt securities within the BB major rating category or lower by S&P or the Ba major rating category or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perception, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn; and (viii) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the ratings of debt securities, see "--Commercial Paper Ratings" and "--Rating Categories of Debt Securities," below. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Zero and Step Coupon Securities

      Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero and step coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

Master Loan Participation Agreements

         The Fund may invest in loan participations. These investments represent interests in floating or variable rate loans to foreign countries, corporations and other entities. Loan participations will generally be acquired by the Fund From a lender, usually a bank or other similar financial services entity. The underlying loans may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London InterBank Offered Rate or other base rates used by commercial lenders.

         The fund may invest in loans which are not secured by any collateral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. Interest and principal payments on these loan participations may be reduced, deferred, suspended or eliminated. While loan participations generally trade at par value, the fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit standing.

         The loan participations generally are not rated by nationally recognized statistical rating organizations. Participation interests generally are not listed on any national securities exchange and no regular market has developed for such interests. The loans may be subject to restrictions on resale and any secondary purchases and sales generally are conducted in private transactions.

         When acquiring a loan participation, the Fund will have a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal and interest only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the loan participation.

Certain Ratings Categories

Commercial Paper Ratings.

      Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

      Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

      The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

Rating Categories of Debt Securities.

      Set forth below is a description of S&P corporate bond and debenture rating categories:

      AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

      AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

      A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

      BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

      Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

      B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

      CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

      D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

      Set forth below is a description of Moody's corporate bond and debenture rating categories:

      Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

Ratings Downgrades.

      In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

      C. The Trusts, the Trustees and Officers and Fund Shares

      The Trustees of a Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of each Fund to be issued in multiple classes.

      Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B(1), Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

      The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have an adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

      Under each Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

      Under Massachusetts law, the shareholders of a Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, each

Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

      The Trustees and officers of each Trust are identified below, together with biographical information.

------------------------------------------------------------------------------------------------------------

    STATE STREET          Capital          Equity        Exchange      Financial     Growth      Income
      RESEARCH:            Trust           Trust           Trust         Trust        Trust       Trust
------------------------------------------------------------------------------------------------------------
    TRUSTEES AND
      PRINCIPAL
      OFFICERS
------------------------------------------------------------------------------------------------------------
                                                                                     Vice        Vice
Peter C. Bennett      Vice President   Vice President Vice President  Vice President President   President
------------------------------------------------------------------------------------------------------------
Bruce R. Bond         Trustee          Trustee        Trustee         Trustee        Trustee     Trustee
------------------------------------------------------------------------------------------------------------
John R. Borzilleri                                                    Vice President
------------------------------------------------------------------------------------------------------------
Paul J. Clifford, Jr.
------------------------------------------------------------------------------------------------------------
Thomas J. Dillman
------------------------------------------------------------------------------------------------------------
                      Vice
Catherine Dudley      President
------------------------------------------------------------------------------------------------------------
Steve A. Garban       Trustee          Trustee        Trustee         Trustee        Trustee     Trustee
------------------------------------------------------------------------------------------------------------
                                                                                                 Vice
Bartlett R. Geer                       Vice President                                            President
------------------------------------------------------------------------------------------------------------
Lawrence J. Haverty,
Jr.                   Vice President
------------------------------------------------------------------------------------------------------------
Malcolm T. Hopkins    Trustee          Trustee        Trustee         Trustee        Trustee     Trustee
------------------------------------------------------------------------------------------------------------
F. Gardner Jackson,
Jr.                                    Vice President
------------------------------------------------------------------------------------------------------------
                                                                                                 Vice
John H. Kallis                                                        Vice President             President
------------------------------------------------------------------------------------------------------------
Dyann H. Kiessling
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                          Master      Money
    STATE STREET        Investment    Market         Securities      Tax-Exempt
      RESEARCH:           Trust       Trust             Trust           Trust
-----------------------------------------------------------------------------------
    TRUSTEES AND
      PRINCIPAL
      OFFICERS
-----------------------------------------------------------------------------------
                         Vice
Peter C. Bennett         President                  Vice President
-----------------------------------------------------------------------------------
Bruce R. Bond            Trustee     Trustee        Trustee          Trustee
-----------------------------------------------------------------------------------
John R. Borzilleri
-----------------------------------------------------------------------------------
Paul J. Clifford, Jr.                                                Vice President
-----------------------------------------------------------------------------------
Thomas J. Dillman                                   Vice President
-----------------------------------------------------------------------------------

Catherine Dudley
-----------------------------------------------------------------------------------
Steve A. Garban          Trustee     Trustee        Trustee          Trustee
-----------------------------------------------------------------------------------

Bartlett R. Geer                                    Vice President
-----------------------------------------------------------------------------------
Lawrence J. Haverty,
Jr.
-----------------------------------------------------------------------------------
Malcolm T. Hopkins       Trustee     Trustee        Trustee          Trustee
-----------------------------------------------------------------------------------
F. Gardner Jackson,
Jr.
-----------------------------------------------------------------------------------

John H. Kallis                       Vice President Vice President   Vice President
-----------------------------------------------------------------------------------
Dyann H. Kiessling                   Vice President
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

    STATE STREET          Capital          Equity        Exchange      Financial     Growth      Income
      RESEARCH:            Trust           Trust           Trust         Trust        Trust       Trust
------------------------------------------------------------------------------------------------------------
    TRUSTEES AND
      PRINCIPAL
      OFFICERS
------------------------------------------------------------------------------------------------------------
Rudolph K. Kluiber    Vice President
------------------------------------------------------------------------------------------------------------
Francis J. McNamara,
III                   Secretary        Secretary      Secretary       Secretary      Secretary   Secretary
------------------------------------------------------------------------------------------------------------
Gerard P. Maus        Treasurer        Treasurer      Treasurer       Treasurer      Treasurer   Treasurer
------------------------------------------------------------------------------------------------------------
Thomas P. Moore, Jr.                   Vice President                 Vice President
------------------------------------------------------------------------------------------------------------
Dean O. Morton        Trustee          Trustee        Trustee         Trustee        Trustee     Trustee
------------------------------------------------------------------------------------------------------------
Brian P. O'Dell                        Vice President
------------------------------------------------------------------------------------------------------------
Kim M. Peters
------------------------------------------------------------------------------------------------------------
Susan M. Phillips     Trustee          Trustee        Trustee         Trustee        Trustee     Trustee
------------------------------------------------------------------------------------------------------------
E.K. Easton
Ragsdale, Jr.                                                         Vice President
------------------------------------------------------------------------------------------------------------
Daniel J. Rice III                     Vice President
------------------------------------------------------------------------------------------------------------
Toby Rosenblatt       Trustee          Trustee        Trustee         Trustee        Trustee     Trustee
------------------------------------------------------------------------------------------------------------
Michael S. Scott
Morton                Trustee          Trustee        Trustee         Trustee        Trustee     Trustee
------------------------------------------------------------------------------------------------------------
                                                                                                 Vice
Thomas A. Shively                                                     Vice President             President
------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                         Master      Money
    STATE STREET       Investment    Market         Securities      Tax-Exempt
      RESEARCH:          Trust       Trust             Trust           Trust
----------------------------------------------------------------------------------
    TRUSTEES AND
      PRINCIPAL
      OFFICERS
----------------------------------------------------------------------------------
Rudolph K. Kluiber
----------------------------------------------------------------------------------
Francis J. McNamara,
III                     Secretary   Secretary      Secretary        Secretary
----------------------------------------------------------------------------------
Gerard P. Maus          Treasurer   Treasurer      Treasurer        Treasurer
----------------------------------------------------------------------------------
Thomas P. Moore, Jr.
----------------------------------------------------------------------------------
Dean O. Morton          Trustee     Trustee        Trustee          Trustee
----------------------------------------------------------------------------------
Brian P. O'Dell
----------------------------------------------------------------------------------
Kim M. Peters                                      Vice President
----------------------------------------------------------------------------------
Susan M. Phillips       Trustee     Trustee        Trustee          Trustee
----------------------------------------------------------------------------------
E.K. Easton
Ragsdale, Jr.
----------------------------------------------------------------------------------
Daniel J. Rice III
----------------------------------------------------------------------------------
Toby Rosenblatt         Trustee     Trustee        Trustee          Trustee
----------------------------------------------------------------------------------
Michael S. Scott
Morton                  Trustee     Trustee        Trustee          Trustee
----------------------------------------------------------------------------------

Thomas A. Shively                   Vice President Vice President   Vice President
----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

    STATE STREET          Capital          Equity        Exchange      Financial     Growth      Income
      RESEARCH:            Trust           Trust           Trust         Trust        Trust       Trust
-----------------------------------------------------------------------------------------------------------
    TRUSTEES AND
      PRINCIPAL
      OFFICERS
-----------------------------------------------------------------------------------------------------------
                                                                                     Trustee,    Trustee,
                                       Trustee,       Trustee,        Trustee,       Chairman    Chairman
                      Trustee,         Chairman of    Chairman of     Chairman of    of the      of the
                      Chairman of      the Board,     the Board,      the Board,     Board,      Board,
                      the Board,       President &    President &     President &    President   President
                      President &      Chief          Chief           Chief          & Chief     & Chief
                      Chief Executive  Executive      Executive       Executive      Executive   Executive
Ralph F. Verni        Officer          Officer        Officer         Officer        Officer     Officer
-----------------------------------------------------------------------------------------------------------
Tucker Walsh          Vice President
-----------------------------------------------------------------------------------------------------------
                                                                                     Vice        Vice
James M. Weiss        Vice President   Vice President Vice President  Vice President President   President
-----------------------------------------------------------------------------------------------------------
Elizabeth M. Westvold
-----------------------------------------------------------------------------------------------------------

John T. Wilson                         Vice President
-----------------------------------------------------------------------------------------------------------
Kennard Woodworth,                                                                   Vice
Jr.                                                   Vice President  Vice President President
-----------------------------------------------------------------------------------------------------------
Peter A. Zuger                         Vice President
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                         Master      Money
    STATE STREET       Investment    Market         Securities      Tax-Exempt
      RESEARCH:          Trust       Trust             Trust           Trust
----------------------------------------------------------------------------------
    TRUSTEES AND
      PRINCIPAL
      OFFICERS
----------------------------------------------------------------------------------
                        Trustee,
                        Chairman    Trustee,
                        of the      Chairman of    Trustee,         Trustee,
                        Board,      the Board,     Chairman of      Chairman of
                        President   President &    the Board,       the Board,
                        & Chief     Chief          President &       President &
                        Executive   Executive      Chief Executive  Chief Executive
Ralph F. Verni          Officer     Officer        Officer          Officer
----------------------------------------------------------------------------------
Tucker Walsh
----------------------------------------------------------------------------------
                        Vice
James M. Weiss          President                  Vice President
----------------------------------------------------------------------------------
Elizabeth M. Westvold                              Vice President
----------------------------------------------------------------------------------
                        Vice
John T. Wilson          President
----------------------------------------------------------------------------------
Kennard Woodworth,
Jr.                                                Vice President
----------------------------------------------------------------------------------
Peter A. Zuger
----------------------------------------------------------------------------------

      Additional information on the Trustees, Directors and principal officers of the State Street Research Funds is provided below. (Unless otherwise indicated, the address for each person is One Financial Center, Boston, Massachusetts 02111.)

      *Peter C. Bennett: He is 61 and his principal occupation is currently, and during the past five years has been, Executive Vice President of the Investment Manager. Mr. Bennett is also a Director of the Investment Manager. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc.

      Bruce R. Bond (100 Minuteman Road, Andover, MA 01810): He is 53. During the past five years, Mr. Bond has also served as Chairman of the Board, Chief Executive Officer and President of PictureTel Corporation, Chief Executive Officer of ANS Communications (a communications networking company) and as managing director of British Telecommunications PLC.

      *John R. Borzilleri, MD: He is 41 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President of the Investment Manager, as a Vice President of Montgomery Securities and as an equity analyst at Dean Witter.

      *Paul J. Clifford, Jr.: He is 37 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager.

      *Thomas J. Dillman: He is 50 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as research director at Bank of New York.

      *Catherine Dudley: She is 39 and her principal occupation is senior Vice President of the Investment Manager. During the past five years she has also served as a senior portfolio manager at Chancellor Capital Management and as a portfolio manager at Phoenix Investment Council.

      +Steve A. Garban (The Pennsylvania State University, 210 Old Main, University Park, PA 16802): He is 62 and he is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University. Mr. Garban is also a Director of Metropolitan Series Fund, Inc. (an investment company).

      *Bartlett R. Geer: He is 44 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      *Lawrence J. Haverty, Jr.: He is 55 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      +Malcolm T. Hopkins (14 Brookside Road, Biltmore Forest, Asheville, NC 28803): He is 71 and he is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp. Mr. Hopkins is also a Director of Metropolitan Series Fund, Inc. (an investment company).

      *F. Gardner Jackson, Jr.: He is 57 and his principal occupation is currently, and during the past five years has been Senior Vice President of the Investment Manager.

      *John H. Kallis: He is 59 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      *Dyann H. Kiessling: She is 36 and her principal occupation is Vice President of the Investment Manager. During the past five years she has also served as a fixed income trader for the Investment Manager.

      *Rudolph K. Kluiber: He is 40 and his principal occupation currently is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President of the Investment Manager.

      *Gerard P. Maus: He is 48 and his principal occupation is Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer, and Director of the Investment Manager. Mr. Maus's other principal business affiliations include Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Treasurer and Director of State Street Research Investment Services, Inc.; Treasurer and Chief Financial Officer of SSRM Holdings, Inc.; and Director of SSR Realty Advisors, Inc.

      *Francis J. McNamara, III: He is 44 and his principal occupation is Executive Vice President, General Counsel and Secretary of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager and as Senior Vice President and General Counsel of The Boston Company Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc.; and Secretary and General Counsel of SSRM Holdings, Inc.

      *Thomas P. Moore, Jr.: He is 61 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      +Dean O. Morton (3200 Hillview Avenue, Palo Alto, CA 94304): He is 67 and he is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company. Mr. Morton is also a Director of Metropolitan Series Fund, Inc. (an investment company).

      *Brian P. O'Dell: He is 34 and his principal occupation is currently Assistant Portfolio Manager for the Investment Manager. During the past five years he has also served as a portfolio manager and analyst at Freedom Capital Management Corporation.

      *Kim M. Peters: He is 47 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager.

      Susan M. Phillips (The George Washington University, 710 21st Street, Suite 206, Washington, DC 20052): She is 55 and her principal occupation is currently Dean of the School of Business and Public Management at George Washington University and Professor of Finance. Previously, she was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission.

      *E.K. Easton Ragsdale, Jr.: He is 48 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager and as Senior Vice President and Chief Quantitative Analyst for Kidder Peabody & Co.

      *Daniel J. Rice III: He is 48 and his principal occupation is currently Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager.

      Toby Rosenblatt (3409 Pacific Avenue, San Francisco, CA 94118): He is 61 and his principal occupations during the past five years have been President of Founders Investments Ltd. and President of The Glen Ellen Company, a private investment company.

      +Michael S. Scott Morton (Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139): He is 62 and his principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology. Dr. Scott Morton is also a Director of Metropolitan Series Fund, Inc. (an investment company).

      *Thomas A. Shively: He is 45 and his principal occupation is currently, and during the past five years has been, Executive Vice President of the Investment Manager. Mr. Shively is also a Director of the Investment Manager. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

      *Ralph F. Verni: He is 57 and his principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (and until February 1996, prior positions as President and Chief Executive Officer of that company).

      *Tucker Walsh: He is 30 and his principal occupation is Vice President of the Investment Manager. During the past five years he has been an analyst of the Investment Manager and also at Chilton Investment Partners. Prior to that he was employed at Merrill Lynch and Cowen Asset Management.

      *James M. Weiss: He is 53 and his principal occupation is Executive Vice President of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager and as President and Chief Investment Officer of IDS Equity Advisors.

      *Elizabeth M. Westvold: She is 39 and her principal occupation is Senior Vice President of the Investment Manager. During the past five years she has also served as Vice President and as an analyst for the Investment Manager.

      *John T. Wilson: He is 36 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President of the Investment Manager, as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and as a Vice President of Phoenix Investment Counsel Inc.

      *Kennard Woodworth, Jr.: He is 61 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      *Peter A. Zuger: He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of American Century Investment Management Company.

-----------------

* These Trustees and/or Officers are deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Director of Metropolitan Series Fund, Inc., which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company.

      D.    Investment Advisory Services

      Under the provisions of each Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

      State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

      The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of each Fund, subject to the authority of the Board of Trustees. Each Advisory Agreement provides that the Investment Manager shall furnish the applicable Funds with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of each Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of MetLife.

      Each Advisory Agreement provides that it shall continue in effect with respect to a Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

      Under the Code of Ethics of the Investment Manager, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

      Information about rates at which fees are calculated under the Advisory Agreement with respect to the Funds identified on the cover page of the Statement of Additional Information, as well as the fees paid to the Investment Manager in previous years, is included in Section I of this Statement of Additional Information.

      E.    Purchase and Redemption of Shares

      Shares of each Fund are distributed by State Street Research Investment Services, Inc., the Distributor. Class A, Class B(1), Class B, Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1), Class B and Class C shares). Class B shares are available only to current Class B shareholders through reinvestment of dividends and capital gains distributions or through exchanges from existing Class B accounts of the State Street Research Funds. General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

      Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE, but not later than 4 p.m. eastern time, on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a broker-dealer, that broker-dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a broker-dealer's failure to transmit an order promptly is a matter for settlement between the investor and the broker-dealer. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

      Alternative Purchase Program. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

      As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

      The major differences among the various classes of shares are as follows:

----------------------------------------------------------------------------------------------------------------------
                           Class A            Class B(1)           Class B             Class C            Class S
                           -------            ----------           -------             -------            -------
                           -------------------------------------------------------------------------------------------
  Sales Charges Paid by    Initial sales      Contingent           Contingent          Contingent         None
  Investor to Distributor  charge at time     deferred sales       deferred sales      deferred sales
                           of investment of   charge of 5% to 1%   charge of 5% to     charge of 1%
                           up to 5.75%*       applies to any       2% applies to any   applies to any
                           depending on       shares redeemed      shares redeemed     shares redeemed
                           amount of          within first six     within first five   within one year
                           investment         years following      years following     following their
                                              their purchase; no   their purchase;     purchase
                                              contingent           no contingent
                                              deferred sales       deferred sales
                                              charge after six     charge after five
                                              years                years
----------------------------------------------------------------------------------------------------------------------
                           On investments of
                           $1 million or
                           more, no initial
                           sales charge; but
                           contingent
                           deferred sales
                           charge of up to
                           1% may apply to
                           any shares
                           redeemed within
                           one year
                           following their
                           purchase
----------------------------------------------------------------------------------------------------------------------
  Initial Commission       Above described    4%                   4%                  1%                 None
  Paid by Distributor to   initial sales
  Financial Professional   charge less
                           0.25% to 0.75%
                           retained by
                           distributor

                           On investments
                           of $1 million or
                           more, 0.25% to
                           1% paid to
                           dealer by
                           Distributor
----------------------------------------------------------------------------------------------------------------------
  Rule 12b-1 Service Fee
----------------------------------------------------------------------------------------------------------------------
       Paid by Fund to     0.25% each year    0.25% each year      0.25% each year     0.25% each year    None
       Distributor
----------------------------------------------------------------------------------------------------------------------
       Paid by             0.25% each year    0.25% each year      0.25% each year     0.25% each year    None
       Distributor to                         commencing after     commencing after    commencing after
       Financial                              one year following   one year            one year
       Professional                           purchase             following purchase  following
                                                                                       purchase
----------------------------------------------------------------------------------------------------------------------
  Rule 12b-1
  Distribution Fee
----------------------------------------------------------------------------------------------------------------------
       Paid by Fund to     Up to 0.15% each   0.75% for first      0.75% for first     0.75% each year    None
       Distributor         year               eight years; Class   eight years;
                                              B(1) shares          Class B shares
                                              convert              convert
                                              automatically to     automatically to
                                              Class A shares       Class A shares
                                              after eight years    after eight years
----------------------------------------------------------------------------------------------------------------------
       Paid by             Up to 0.15% each   None                 None                0.75% each year    None
       Distributor to      year                                                        commencing after
       Financial                                                                       one year
       Professional                                                                    following
                                                                                       purchase
----------------------------------------------------------------------------------------------------------------------

-----------------

     *or up to 4.50% for State Street Research Government Income Fund, State
      Street Research High Income Fund, State Street Research Strategic Income Fund, State Street Research Tax-Exempt Fund and State Street Research New York Tax Free Fund.

      Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

      Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

      An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

      A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken From the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

      Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

      Other Programs Related to Class A Shares. Class A shares of the Fund may be sold, or issued in an exchange, at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements for designated classes of investors. These arrangements include programs sponsored by the Distributor or others under which, for example, a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants to purchase Fund shares. (These arrangements are not available to any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge.) Sponsored arrangements may be established for non-profit organizations, holders of individual retirement accounts or participants in limited promotional campaigns, such as a special offering to shareholders of funds in other complexes that may be liquidating. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

      The entire sales charge on Class A shares may be reallowed to financial professionals who sell shares during certain special promotional periods which may be instituted from time to time. The Fund reserves the right to have such promotions without further supplement to the Prospectus or Statement of Additional Information. The financial professionals who receive the entire sales charge may be deemed to be underwriters of the Fund's shares under the Securities Act of 1933 during such promotions.

      In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them; and (D) others who because of their business relationship with the Fund, the Distributor or its affiliates, and because of their knowledge of the Fund, do not require any significant sales effort or expense to educate them about the Fund. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups and any other matters, as may be adopted by the Distributor from time to time.

      Conversion of Class B(1) and Class B Shares to Class A Shares. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

      Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) and Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) and Class B shares and receive in lieu thereof an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

      In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

      Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant initiated distributions From State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The contingent deferred sales charge may also be waived on Class A shares under certain exchange arrangements for selected brokers with substantial asset allocation programs. The Fund may waive the contingent deferred sales charge on any class, or modify or terminate any waivers, at any time. The Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria.

      Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by MetLife, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. For information on different conditions that may apply to certain Funds, see Section I for the relevant Fund.

      In the discretion of the Distributor, Class S shares may be made available to (a) current and former employees, officers and directors of the Investment Manager and Distributor; (b) current and former directors or trustees of the investment companies for which the Investment Manager serves as the primary investment adviser; and (c) relatives of any such individuals, provided that the relationship is directly verified by such individuals to the Distributor, and any beneficial account for such relatives or individuals. Class A shares acquired by such individuals and relatives may, in the discretion of the Distributor, be converted into Class S shares. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

      Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

      Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

      Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

      In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 12% annually (minimum $50 per withdrawal) of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

      Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

      Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from broker-dealers by wire or telephone for the repurchase of shares by the Distributor from the broker-dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the broker-dealer to the Distributor. The broker-dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

      Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000;
(2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) From notaries public. The above requirements may be waived in certain instances.

      Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

      Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

      F.    Shareholder Accounts

      General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

      Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

      To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

      The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

      The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B(1), Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

      The Fund's Open Account System provides the following options:

      1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

      2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

            (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

            (b)   All income dividends and capital gains distributions in cash.

            (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

      Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

      Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds on the basis of the relative net asset values of the respective shares to be exchanged, and subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999, are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

      Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit
Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B(1), Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

      The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

      The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. The exchange limit may also be modified under certain exchange arrangements for selected brokers with substantial asset allocation programs. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

      Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

      Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

      Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

      Telephone and Internet Privileges. The following privileges are available:

                  Telephone Exchange Privilege for Shareholder and Shareholder's Financial Professional

                        Shareholders automatically receive this privilege unless declined.
                        This privilege allows a shareholder or a shareholder's financial professional to request exchanges into other State Street Research funds.

                  Telephone Redemption Privilege for Shareholder

                        Shareholders automatically receive this privilege unless declined.
                        This privilege allows a shareholder to phone requests to sell shares, with the proceeds sent to the address of record.

                  Telephone Redemption Privilege for Shareholder's Financial Professional (This privilege is not automatic; a shareholder must specifically elect it)

                        This privilege allows a shareholder's financial professional to phone requests to sell shares, with the proceeds sent to the address of record on the account.

                  Internet Privilege for Shareholder

                        Shareholders may access the Fund's Web-site to enter transactions and for other purposes, subject to acceptance of the important conditions set forth on the Web-site.

      A shareholder with the above privileges is deemed to authorize the Fund's agents to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional; (2) act upon the Internet instructions of any person purporting to be any of the shareholders of an account; and (3) honor any written instructions for a change of address. All telephone calls will be recorded. Neither the Fund, any other State Street Research Fund, the Investment Manager, the Distributor, nor any of their agents will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone or Internet requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone or Internet are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

      Alternative Means of Contacting a Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

      G.    Net Asset Value

      The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the NYSE, but not later than 4 P.M. eastern time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

      In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations From dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

      In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies authorized by the Trustees. The Trustees also reserve the right to adopt other valuations based on fair value in pricing in unusual circumstances where use of other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

      The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

      H.    Portfolio Transactions

      The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

Brokerage Allocation

      The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

      When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

      In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

      The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel seek to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

      Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

      The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

      It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934.

      In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

      In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may request that the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Investment Manager is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

      When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

      Information about portfolio turnover rates and certain brokerage commissions paid by the Funds identified on the cover page of this Statement of Additional Information is included in Section I of this Statement of Additional Information.

      I.    Certain Tax Matters

Federal Income Taxation of the Fund--In General

      The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

      If in any year the Fund derives more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the Fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such a disqualification.

      If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

      The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12 month period ending on October 31, in addition to any undistributed portion of the respective balances From the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments

      Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

      Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

      Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for the purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

      Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

      If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), the income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. Alternatively, if the stock of a PFIC is marketable, the Fund may elect to mark the stock of the PFIC to market annually, and to recognize gain or loss of the appreciation or depreciation in the stock. Any gain so recognized would be treated as ordinary income, and a loss would be recognized and treated as an ordinary deduction to the extent of any prior, unreversed amounts of gain recognized with respect to that stock. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Federal Income Taxation of Shareholders

      Dividends paid by the Fund may be eligible for the 70% dividends received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

      Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

      The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United State income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

      Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is a foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. In addition, holding period requirements apply so that, generally, the shareholder will be unable to take a tax credit for any foreign withholding tax on a dividend payment unless (a) the Fund held the stock in the foreign corporation for more than 15 days during the 30-day period beginning on the date that the stock becomes ex-dividend with respect to the dividend on which the withholding tax is paid and (b) the shareholder held his or her shares in the Fund during the same period. In the case of certain preference dividends on foreign stock, the 15-day and 30-day periods are extended to 45 days and 90 days, respectively. Shareholders also will be unable to claim a credit for foreign withholding taxes on dividends if the Fund has entered into certain hedging transactions with respect to the stock of the foreign corporation. Shareholders may take a deduction to the extent of any tax credits disallowed under the holding period and hedging rules. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax returns, including information about withholding taxes for which a tax credit could be denied to the Fund under the holding period and hedging rules described above.

      The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under applicable treaty) on distributions from the Fund.

      Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

      J.    Distribution of Fund Shares

      The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through broker-dealers who have entered into sales agreements with the Distributor. The Fund has authorized certain broker-dealers to receive on its behalf purchase and redemption orders, and such broker-dealers are authorized to designate other intermediaries to receive orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when such broker-dealer, or, if applicable, the broker-dealer's designee, receives the order. In such case, orders will be priced at the Fund's net asset value next computed after the orders are received by an authorized broker-dealer or its designee. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (Class B(1), Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to broker-dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

      The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, or Class S shares are offered, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale, among other factors. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other special programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

      On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission may also be paid to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one year contingent deferred sales charge of up to 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted From any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

Plan(s) of Distribution Pursuant to Rule 12b-1

      The Fund may have one or more Distribution Plans under Rule 12b-1, as set forth in Section I of this Statement of Additional Information for the Fund. Under the Fund's Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) the payment of commissions to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions to securities dealers (which securities dealers may be affiliates of the Distributor), (2) expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts, and (3) expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others for the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts. In addition, the Distribution Plans authorize the Distributor and the Investment Manager to make payments out of management fees, general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act. Payments by the Fund under the Distribution Plan may be discontinued at any time. The Distributor may also voluntarily waive receipt of payments from the Fund from time to time.

      A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees.

      Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures. Dealers who have sold Class A shares are eligible for ongoing payments commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for ongoing payments after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

      The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

      The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

      The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting and for distribution through mutual fund supermarkets or similar arrangements.

      No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plans. The Distributor's interest in the Distribution Plans is described above.

      K.    Calculation of Performance Data

      From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

      The average annual total return ("standard total return") of the Class A, Class B(1), Class B, Class C and Class S shares of each Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

Total Return

      Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:
                                         n
                                   P(1+T)  = ERV

Where:            P        =       a hypothetical initial payment of $1,000

                  T        =       average annual total return

                  n        =       number of years

                  ERV      =       ending redeemable value at the end of the
                                   designated period assuming a hypothetical
                                   $1,000 payment made at the beginning of the designated period

      The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

      Yield for each class of the Fund's shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:
                                         6
                      YIELD = 2[(a-b + 1) -1] / cd

Where             a=       dividends and interest earned during the period

                  b= expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

                  c= the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d= the maximum offering price per share on the last day of the period

      To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

      Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

      All accrued expenses are taken into account as described later herein.

      Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

      Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

      Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. Subsidization can include the Investment Manager's waiver of a portion of its advisory fee, the Distributor's waiver of a portion of its Rule 12b-1 fee, or the assumption of a portion of the Fund's expenses by either of them or their affiliates. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

      Each Fund may provide the above described standard total return results for Class A, Class B(1), Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before (or the commencement of the Fund's operations, whichever is earlier). In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.

Distribution Rates

      Each Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

      Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

      L.    Custodian

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for Fund assets. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

      M.    Independent Accountants

      PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trusts' independent accountants, providing professional services including (1) audits of each Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of each Fund.

      N.    Financial Reports

      In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.


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